SUB-ITEM 77H

                                       MFS VARIABLE INSURANCE TRUST

As of December 31, 2006, the following person or entity now owns 25% or more of a fund's voting security:

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PERSON/ENTITY                                         FUND        PERCENTAGE
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Ameritas Life Insurance Company Separate Account      VWG         50.4%

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Hartford Life & Annuity Insurance Co Separate         VVS         40.6%
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Hartford Life & Annuity Insurance Co Separate         VGE         71.5%
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Hartford Life & Annuity Insurance Co Separate         VHI         62.2%
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Hartford Life & Annuity Insurance Co Separate         VGI         52.0%
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Hartford Life & Annuity Insurance Co Separate         VMG         61.0%
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Hartford Life & Annuity Insurance Co Separate         VND         38.9%
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Hartford Life & Annuity Insurance Co Separate         VTR         42.8%
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Hartford Life & Annuity Insurance Co Separate         VLU         44.2%
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IDS Life Insurance Company                            VGS         38.4%
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CityplaceLincoln Life                                 VUF         31.2%
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StateplaceNew York Life Insurance and Annuity         VUF         25.1%
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Security Benefit Life Insurance Co.                   VRI         25.3%
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